AIG

AIG RETIREMENT SERVICES
2919 ALLEN PARKWAY, WOODSON TOWER - 8TH FLOOR
HOUSTON, TX 77019

SCAN TO
VIEW MATERIALS & VOTE

To vote by Internet

1) Read the Proxy Statement and have the proxy card below at hand.
2) Go to website **www.proxyvote.com or scan the QR Barcode above.**
3) Follow the instructions provided on the website.
4) To attend and vote at the meeting, please register by going to Virtual Shareholder Meeting at https://viewproxy.com/AIG/broadridgevsm2/.

To vote by Telephone

1) Read the Proxy Statement and have the proxy card below at hand.
2) Call **1-800-690-6903.**
3) Follow the instructions.

To vote by Mail

1) Read the Proxy Statement.
2) Check the appropriate box on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D27381-TBD

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

The Board of Directors of VALIC Company I unanimously recommends a vote "FOR" Proposal 1.

		For	Against	Abstain
1.	To approve an Agreement and Plan of Reorganization ("Reorganization Agreement") relating to the Small-Mid Growth Fund. Pursuant to the Reorganization Agreement, the Small-Mid Growth Fund would transfer all of its assets to the Mid Cap Strategic Growth Fund, a series of VALIC Company I, in exchange for the assumption by the Mid Cap Strategic Growth Fund of all of the liabilities of the Small-Mid Growth Fund and shares of the Mid Cap Strategic Growth Fund, which shares will be distributed by the Small-Mid Growth Fund to the holders of its shares in complete liquidation thereof; and	☐	☐	☐
2.	To transact such other business as may properly be presented at the Special Meeting or any adjournment or postponement thereof.			

Note: Please sign exactly as your name(s) appear(s) on this proxy card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owners]	Date

EVERY SHAREHOLDER'S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the VALIC Company I and VALIC Company II Joint Special Meeting of Shareholders to Be Held on April 5, 2021. The Notice and Proxy Statement for this Joint Special Meeting are available at: www.proxyvote.com

Please detach at perforation before mailing.

D27382-TBD

PROXY CARD

VALIC COMPANY I AND VALIC COMPANY II JOINT SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON APRIL 5, 2021

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. The undersigned shareholder of the Small-Mid Growth Fund (the "Fund"), a series of VALIC Company I, a Maryland Corporation, hereby appoints Gregory N. Bressler, Kathleen D. Fuentes, Christopher J. Tafone and Edward J. Gizzi and each of them, the attorneys and proxies for the undersigned, with full power of substitution in each of them, to vote, as indicated herein, all of the shares of the Fund which the undersigned is entitled to vote as of the close of business on January 11, 2021, at a Joint Special Meeting of Shareholders (the "Special Meeting") to be held on Monday, April 5, 2021 at 4:00 p.m. (Eastern Time), and any and all postponements and adjournments thereof, with all powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposal, as more fully described in the Proxy Statement for the Special Meeting. Due to concerns regarding the coronavirus disease (COVID-19) pandemic, the Special Meeting will be held in virtual meeting format only at the following website: https://viewproxy.com/AIG/broadridgevsm2/. Shareholders must register in advance to attend and participate in the Special Meeting. The undersigned hereby acknowledges receipt of the Notice of the Special Meeting and the accompanying Proxy Statement, and hereby revokes any proxy previously given.

The votes entitled to be cast by the undersigned, will be cast in the manner directed herein by the undersigned shareholder. If no direction is made, the votes entitled to be cast by the undersigned will be cast "FOR" the Proposal. The above-named proxies will use their discretion to vote for any other matter as may properly come before the Special Meeting or any postponements or adjournments thereof.

PLEASE MARK, SIGN, AND DATE THIS PROXY ON THE REVERSE SIDE AND RETURN IT PROMPTLY USING THE ENCLOSED ENVELOPE.

AIG

AIG RETIREMENT SERVICES
2919 ALLEN PARKWAY, WOODSON TOWER - 8TH FLOOR
HOUSTON, TX 77019

SCAN TO
VIEW MATERIALS & VOTE

To vote by Internet

1) Read the Proxy Statement and have the proxy card below at hand.
2) Go to website **www.proxyvote.com or scan the QR Barcode above.**
3) Follow the instructions provided on the website.
4) To attend and vote at the meeting, please register by going to Virtual Shareholder Meeting at https://viewproxy.com/AIG/broadridgevsm2/.

To vote by Telephone

1) Read the Proxy Statement and have the proxy card below at hand.
2) Call **1-800-690-6903.**
3) Follow the instructions.

To vote by Mail

1) Read the Proxy Statement.
2) Check the appropriate box on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D27383-TBD

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

The Board of Trustees of VALIC Company II unanimously recommends a vote "FOR" Proposal 1.

		For	Against	Abstain
1.	To approve an Agreement and Plan of Reorganization ("Reorganization Agreement") relating to the Mid Cap Growth Fund. Pursuant to the Reorganization Agreement, the Mid Cap Growth Fund would transfer all of its assets to the Mid Cap Strategic Growth Fund, a series of VALIC Company I, in exchange for the assumption by the Mid Cap Strategic Growth Fund of all of the liabilities of the Mid Cap Growth Fund and shares of the Mid Cap Strategic Growth Fund, which shares will be distributed by the Mid Cap Growth Fund to the holders of its shares in complete liquidation thereof; and	☐	☐	☐
2.	To transact such other business as may properly be presented at the Special Meeting or any adjournment or postponement thereof.			

Note: Please sign exactly as your name(s) appear(s) on this proxy card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owners]	Date

EVERY SHAREHOLDER'S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the VALIC Company I and VALIC Company II Joint Special Meeting of Shareholders to Be Held on April 5, 2021. The Notice and Proxy Statement for this Joint Special Meeting are available at: www.proxyvote.com

Please detach at perforation before mailing.

D27384-TBD

PROXY CARD

VALIC COMPANY I AND VALIC COMPANY II JOINT SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON APRIL 5, 2021

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES. The undersigned shareholder of the Mid Cap Growth Fund (the "Fund"), a series of VALIC Company II, a Delaware statutory trust, hereby appoints Gregory N. Bressler, Kathleen D. Fuentes, Christopher J. Tafone and Edward J. Gizzi and each of them, the attorneys and proxies for the undersigned, with full power of substitution in each of them, to vote, as indicated herein, all of the shares of the Fund which the undersigned is entitled to vote as of the close of business on January 11, 2021, at a Joint Special Meeting of Shareholders (the "Special Meeting") to be held on Monday, April 5, 2021 at 4:00 p.m. (Eastern Time), and any and all postponements and adjournments thereof, with all powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposal, as more fully described in the Proxy Statement for the Special Meeting. Due to concerns regarding the coronavirus disease (COVID-19) pandemic, the Special Meeting will be held in virtual meeting format only at the following website: https://viewproxy.com/AIG/broadridgevsm2/. Shareholders must register in advance to attend and participate in the Special Meeting. The undersigned hereby acknowledges receipt of the Notice of the Special Meeting and the accompanying Proxy Statement, and hereby revokes any proxy previously given.

The votes entitled to be cast by the undersigned, will be cast in the manner directed herein by the undersigned shareholder. If no direction is made, the votes entitled to be cast by the undersigned will be cast "FOR" the Proposal. The above-named proxies will use their discretion to vote for any other matter as may properly come before the Special Meeting or any postponements or adjournments thereof.

PLEASE MARK, SIGN, AND DATE THIS PROXY ON THE REVERSE SIDE AND RETURN IT PROMPTLY USING THE ENCLOSED ENVELOPE.

AIG

AIG RETIREMENT SERVICES
2919 ALLEN PARKWAY, WOODSON TOWER - 8TH FLOOR
HOUSTON, TX 77019

SCAN TO
VIEW MATERIALS & VOTE

EzVote™ Consolidated Proxy Card

This form is your EzVote Consolidated Proxy. It reflects all of your accounts registered to the same Social Security or Tax I.D. number at this address. By voting and signing the Consolidated Proxy Card, you are voting all of these accounts in the same manner as indicated on the bottom of the form.

VOTE ON THE INTERNET

1) Read the Proxy Statement and have the proxy card below at hand.
2) Go to the website **www.proxyvote.com or scan the QR Barcode above**.
3) Follow the instructions provided on the website.
4) To attend and vote at the meeting, please register by going to Virtual Shareholder Meeting at https://viewproxy.com/AIG/broadridgevsm2/.

VOTE BY PHONE

1) Read the Proxy Statement and have the proxy card below at hand.
2) Call **1-800-690-6903.**
3) Follow the instructions.

VOTE BY MAIL

1) Read the Proxy Statement.
2) Check the appropriate boxes on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.

IF VOTING THE CONSOLIDATED PROXY CARD, DO NOT SIGN, DATE OR RETURN THE INDIVIDUAL BALLOTS

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D27378-TBD

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

The Board of Directors of VALIC Company I unanimously recommends a vote "FOR" Proposal.	**For**	**Against**	**Abstain**
To approve an Agreement and Plan of Reorganization ("Reorganization Agreement") relating to the Small-Mid Growth Fund. Pursuant to the Reorganization Agreement, the Small-Mid Growth Fund would transfer all of its assets to the Mid Cap Strategic Growth Fund, a series of VALIC Company I, in exchange for the assumption by the Mid Cap Strategic Growth Fund of all of the liabilities of the Small-Mid Growth Fund and shares of the Mid Cap Strategic Growth Fund, which shares will be distributed by the Small-Mid Growth Fund to the holders of its shares in complete liquidation thereof;	☐	☐	☐
The Board of Trustees of VALIC Company II unanimously recommends a vote "FOR" Proposal.			
To approve an Agreement and Plan of Reorganization ("Reorganization Agreement") relating to the Mid Cap Growth Fund. Pursuant to the Reorganization Agreement, the Mid Cap Growth Fund would transfer all of its assets to the Mid Cap Strategic Growth Fund, a series of VALIC Company I, in exchange for the assumption by the Mid Cap Strategic Growth Fund of all of the liabilities of the Mid Cap Growth Fund and shares of the Mid Cap Strategic Growth Fund, which shares will be distributed by the Mid Cap Growth Fund to the holders of its shares in complete liquidation thereof; and	☐	☐	☐

To transact such other business as may properly be presented at the Special Meeting or any adjournment or postponement thereof.

Note: Please sign exactly as your name(s) appear(s) on this proxy card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owners]	Date

EVERY SHAREHOLDER'S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the VALIC Company I and VALIC Company II Joint Special Meeting of Shareholders to Be Held on April 5, 2021. The Notice and Proxy Statement for this Joint Special Meeting are available at: www.proxyvote.com

Please detach at perforation before mailing.

D27379-TBD

PROXY CARD

VALIC COMPANY I AND VALIC COMPANY II JOINT SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON APRIL 5, 2021

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS/TRUSTEES. The undersigned shareholder of the Small-Mid Growth Fund, a series of VALIC Company I, a Maryland Corporation, and the Mid Cap Growth Fund, a series of VALIC Company II, a Delaware statutory trust, (each, a "Fund") hereby appoints Gregory N. Bressler, Kathleen D. Fuentes, Christopher J. Tafone and Edward J. Gizzi and each of them, the attorneys and proxies for the undersigned, with full power of substitution in each of them, to vote, as indicated herein, all of the shares of each Fund which the undersigned is entitled to vote as of the close of business on January 11, 2021, at a Joint Special Meeting of Shareholders (the "Special Meeting") to be held on Monday, April 5, 2021 at 4:00 p.m. (Eastern Time), and any and all postponements and adjournments thereof, with all powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposals, as more fully described in the Proxy Statement for the Special Meeting. Due to concerns regarding the coronavirus disease (COVID-19) pandemic, the Special Meeting will be held in virtual meeting format only at the following website: https://viewproxy.com/AIG/broadridgevsm2/. Shareholders must register in advance to attend and participate in the Special Meeting. The undersigned hereby acknowledges receipt of the Notice of the Special Meeting and the accompanying Proxy Statement, and hereby revokes any proxy previously given.

The votes entitled to be cast by the undersigned, will be cast in the manner directed herein by the undersigned shareholder. If no direction is made, the votes entitled to be cast by the undersigned will be cast "FOR" the Proposals. The above-named proxies will use their discretion to vote for any other matter as may properly come before the Special Meeting or any postponements or adjournments thereof.

PLEASE MARK, SIGN, AND DATE THIS PROXY ON THE REVERSE SIDE AND RETURN IT PROMPTLY USING THE ENCLOSED ENVELOPE.